Critical accounting estimates and judgments	12 Months Ended
Dec. 31, 2018
Default Root [Abstract]
Disclosure of changes in accounting policies, accounting estimates and errors [text block]
4	Critical accounting estimates and judgments

The preparation of financial statements requires the use of accounting estimates which, by definition, will seldom equal the actual results. Management also needs to exercise judgement in applying the Group’s accounting policies.

Estimates and judgements are continually evaluated. They are based on historical experience and other factors, including expectations of future events that may have a financial impact on the entity and that are believed to be reasonable under the circumstances.

(a)	Consolidation of VIEs

As disclosed in Note 1.2, the Group exercises control over the VIEs and has the right to recognize and receive substantially all the economic benefits through the Contractual Arrangements. The Group considers that it controls the VIEs notwithstanding the fact that it does not hold direct equity interests in the VIEs, as it has power over the financial and operating policies of the VIEs and receive substantially all the economic benefits from the business activities of the VIEs through the Contractual Arrangements. Accordingly, all these VIEs are accounted for as controlled structured entities and their financial statements have also been consolidated by the Company.

4	Critical accounting estimates and judgments (Continued)
(b)	The estimates of the lifespans of durable virtual gifts

Users purchase certain durable virtual gifts on the Group's online karaoke and live streaming platforms and the relevant revenue is recognized based on the estimated lifespans of the virtual gifts. The estimated lifespans are determined by the management based on the expected service period derived from historical data of user relationship period.

Significant judgements are required in determining the expected user relationship periods, including but not limited to historical users' activities patterns and churn out rate. The Group has adopted a policy of assessing the estimated lifespans of virtual gifts on a regular basis whenever there is any indication of change in the expected user relationship periods.

Any change in the estimates may result in the revenue being recognized on a different basis from that in prior periods.

(c)	Business combination

In business combinations, the Group allocates the fair value of purchase consideration to the tangible assets acquired, liabilities assumed, and intangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. Such valuations require management to make significant estimates and assumptions, especially with respect to intangible assets. See Note 24.

(d)	Share-based compensation arrangements

The Group measures the cost of equity-settled transactions with employees and non- employees by reference to the fair value of the equity instruments at the date at which they are granted. The fair value is estimated using a model which requires the determination of the appropriate inputs. The Group has to estimate the expected yearly percentage of grantees that will stay within the Group at the end of vesting periods of the options and awarded shares (the “Expected Retention Rate”) in order to determine the amount of share- based compensation expenses charged to the consolidated income statement. The assumptions and models used for estimating the fair value of share-based payment transactions are disclosed in Note 21.

(e)	Income taxes

The Group is subject to income taxes in numerous jurisdictions. Significant judgement is required in determining the worldwide provision for income taxes. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact current income tax and deferred income tax in the period in which such determination is made.